UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
  Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 3, 2002
                                                           --------------


                          Shelbourne Properties I, Inc.
       ------------------- -----------------------------------------------
             (Exact name of Registrant as specified in its charter)


  Delaware                   0-16345               04-3502384
  --------                   -------               ----------
(State or other            (Commission             (I.R.S. Employer
jurisdiction of             File Number)           Identification No.)
incorporation)



c/o First Winthrop Corporation,
7 Bulfinch Place, Suite 500,
Boston, MA                                                             02114
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   (212) 319-3400
                                                     --------------


                ------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

     On June 3, 2002, Shelbourne Properties I, Inc. issued a press release announcing that, along with Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc., it had changed the date of its joint Annual Meeting of their stockholders to September 9, 2002. The press release is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Joint press release issued by Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. on June 3, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SHELBOURNE PROPERTIES I, INC.


Date:    June 3, 2002                             By: /s/ Dallas E. Lucas
                                                     --------------------------
                                                     Name:  Dallas E. Lucas
                                                     Title: Treasurer

                                  EXHIBIT INDEX

Exhibit
   No.            Description
--------          --------------
  99.1            Joint press release issued by Shelbourne Properties I, Inc.,
                  Shelbourne Properties II, Inc. and Shelbourne Properties III,
                  Inc. on June 3, 2002.